SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

June 30, 2019 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Event Driven
400 Capital Credit Opportunities Fund LP - b,e	11/01/2014	$108,809,834	$144,863,583	2.97%
400 Capital Credit Opportunities Fund Ltd. - b,e	04/01/2016	130,569,278	186,660,695	3.82
AG Mortgage Value Partners, L.P. - b,e	10/01/2018	276,000,000	287,033,630	5.88
AG Mortgage Value Partners, Ltd. - b,e	02/01/2019	102,000,000	105,894,006	2.17
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	73,479,781	116,981,447	2.40
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011	110,335,812	149,760,076	3.07
Axonic Special Opportunities SBL Master Fund, LP - b,h	05/01/2019	43,000,000	43,458,495	0.89
Bayview Liquid Credit Strategies Domestic, L.P. - b,e	11/01/2017	26,100,000	28,327,108	0.58
Bayview Liquid Credit Strategies Offshore, L.P. - b,e	09/01/2017	157,350,000	169,639,718	3.47
CQS ABS Feeder Fund Ltd - b	04/01/2019	50,000,000	51,159,236	1.05
Galton Mortgage Strategies Offshore Fund, Ltd. - b,e	07/01/2018	81,700,000	85,713,150	1.76
Galton Mortgage Strategies Onshore Fund, L.P. - b,e	07/01/2018	42,000,000	45,013,529	0.92
GoldenTree Offshore Fund, Ltd. - Class C - b	10/01/2012	6,065,859	7,741,601	0.16
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	01/01/2013	605,867	2,157,129	0.04
Marathon European Credit Opportunity Fund II LP - c	02/01/2014	28,952,160	43,742,270	0.90
Marathon European Credit Opportunity Fund, LP - c	01/01/2013	3,276,690	6,262,098	0.13
Marathon Securitized Credit Fund, L.P. - b,e	01/01/2016	109,516,632	120,167,868	2.46
Marathon Securitized Credit Fund, Ltd. - b,e	01/01/2011	110,879,647	156,024,092	3.19
Medalist Partners Harvest Fund Ltd - b	07/01/2017	82,200,000	99,174,279	2.03
Medalist Partners Harvest Fund, LP - b	08/01/2016	60,204,127	80,589,533	1.65
Prophet Opportunity Partners (Offshore) LP - b	05/01/2016	82,703,788	94,621,023	1.94
Prophet Opportunity Partners LP - b	04/01/2016	99,735,150	128,843,922	2.64
Sand Grove Opportunities Fund Ltd - b,e	07/01/2017	44,593,475	49,756,864	1.02
Seer Capital Partners Fund L.P. - b	01/01/2012	126,582,885	177,197,444	3.63
Seer Capital Partners Offshore Fund Ltd. - b	01/01/2016	135,765,766	180,252,792	3.69
SMS Ltd. - b,e	01/01/2014	1,171,026	1,386,753	0.03
SMS Ltd. - Class L Band 2Y - g,h	04/01/2019	506,116	577,744	0.01
Sola 1 - Class L Band 2Y - g,h	04/01/2019	8,834,692	10,085,024	0.20
Sola 1 - Class T2 - b,e	10/01/2013	21,873,625	24,221,949	0.50
Solus LLC - b,e	08/01/2013	10,450,208	12,340,777	0.25
Solus LLC - Class L Band 2Y - g,h	04/01/2019	4,298,638	4,907,003	0.10
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	05/01/2013	24,198,670	37,523,772	0.77
Third Point Partners Qualified LP - b	04/01/2017	92,329,936	99,146,839	2.03
Waterfall Eden Fund, L.P. - b,e	11/01/2012	119,227,357	155,902,016	3.19
Waterfall Eden Fund, Ltd. - b,e	03/01/2013	88,612,989	116,519,883	2.39
York European Opportunities Fund LP - b	04/01/2014	1,555,182	1,714,556	0.03
York European Opportunities Unit Trust - b	08/01/2015	1,963,607	1,989,487	0.04
Total Event Driven		2,467,448,797	3,027,351,391	62.00
Relative Value
Context Partners Fund, L.P. - b	02/01/2019	5,000,000	5,286,808	0.11
EJF Debt Opportunities Fund, L.P. - b	05/01/2011	118,600,923	192,077,493	3.93
EJF Debt Opportunities Offshore Fund, Ltd. - b	02/01/2012	338,360,761	418,794,340	8.58
Galton Agency MBS Offshore Fund, Ltd. - a,e	02/01/2019	28,000,000	29,545,855	0.60

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value (continued)
Hildene Opportunities Fund II, L.P. - b,e	04/01/2017	$72,500,000	$91,048,384	1.86%
Hildene Opportunities Fund LP - b,e	01/01/2017	151,000,000	216,809,246	4.44
Hildene Opportunities Offshore Fund II, Ltd. - b,e	04/01/2017	90,300,000	116,815,257	2.39
Hildene Opportunities Offshore Fund Ltd - b,e	01/01/2017	166,700,000	231,842,733	4.75
Linden International Ltd. - b,e	01/01/2015	11,211,370	13,436,059	0.27
Linden Investors LP - b,e	01/01/2015	69,365,024	93,199,756	1.91
Metacapital Mortgage Opportunities Fund, L.P. - b,e	11/01/2011	16,798,701	31,222,070	0.64
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	12/01/2011	50,530,982	102,913,658	2.11
Millennium International, Ltd. - b,e	08/01/2015	34,717,652	42,897,560	0.88
Parallax Fund LP - b	05/01/2016	39,231,383	41,383,975	0.85
Shoals Financials Opportunity Fund, LP - b,h	10/01/2018	33,000,000	32,929,703	0.67
Shoals Financials Opportunity Offshore Fund, Ltd. - b,h	10/01/2018	45,000,000	44,807,678	0.92
Tempo Volatility Fund LLC - a	05/01/2016	45,101,751	48,147,061	0.99
WAF Master Fund, L.P. - a,e	02/01/2019	63,207,538	64,547,139	1.32
Total Relative Value		1,378,626,085	1,817,704,775	37.22
Total Investments in Investment Funds - *		$3,846,074,882	$4,845,056,166	99.22

Investments in Securities
Bonds
Carrington Holding Company LLC 144A PIK Global Note - f	01/01/2014	10,625,967	1,323,200	0.03
Total Investments in Securities		$10,625,967	$1,323,200	0.03
Other Assets, less Liabilities			36,763,717	0.75
Shareholders’ Capital			$4,883,143,083	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $87,528,140 (1.81% of total Investments in Investment Funds) of term vehicles at June 30, 2019.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $2,157,129 (0.04% of total Investments in Investment Funds) of illiquid investments at June 30, 2019.

e	Subject to gated redemptions.
f	Illiquid, directly held senior unsecured notes.
g	Redemptions permitted semi-annually.
h	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.

Aggregate cost	$4,510,654,917

Gross unrealized appreciation	$339,392,381
Gross unrealized depreciation	(3,617,251)

Net unrealized appreciation	$335,775,130

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments

June 30, 2019 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of June 30, 2019, by ASC 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at June 30, 2019

Investments in Securities	$—	$ —	$1,323,200	$—	$1,323,200

Investments in Investment Funds	$—	$ —	$—	$4,845,056,166	$4,845,056,166

The Company’s investments in Investment Funds carried at fair value in the amount of $4,845,056,166 have not been categorized in the fair value hierarchy, as the Company has adopted ASU No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820): Disclosure for Investments in Certain Entities that Calculate NAV per Share (or Its Equivalent). The ASU 2015-07 amendments

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

June 30, 2019 (Unaudited)

remove the previous requirement to categorize all investments for which fair value is measured using the NAV per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The amendments apply to reporting entities that elect to measure the fair value of an investment through the NAV per share (or its equivalent) practical expedient (common practice for investment companies including the Company).

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement” (ASU 2018-13). ASU 2018-13 eliminates the requirement to disclose (i) transfers between Level 1 and Level 2 of the fair value hierarchy, (ii) the policy for timing of transfers between levels and (iii) valuation processes and changes in unrealized gains/losses for Level 3 fair value measurements. The ASU also modifies existing disclosure requirements for the rollforward of Level 3 fair value measurement as well as disclosures of the timing of liquidating distributions from Portfolio Investments. The ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, and early adoption is permitted. As permitted, the Company has elected to adopt ASU 2018-13 beginning with its March 31, 2019 financial statements. The adoption of ASU 2018-13 did not affect the Company’s financial condition, results of operations or cash flows.

In determining fair value the Company used unobservable inputs including a discount for lack of marketability of 80%.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of June 30, 2019 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 45 to 180 day notice period. Investment Funds in this strategy, representing less than 1 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 2 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months to 24 months. Approximately 3 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 56 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 39 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

June 30, 2019 (Unaudited)

overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 90 day notice period. Approximately 4 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. Approximately 57 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 39 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.